EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-69065) and related Prospectuses, of Transamerica Finance Corporation of our report dated January 22, 1999 with respect to the consolidated financial statements of Transamerica Finance
Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1998.




                                                               ERNST & YOUNG LLP

San Francisco, California
March 24, 1999